Exhibit 10.1

EXECUTION VERSION

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 30, 2024, among NRG Energy, Inc., a Delaware corporation (the “Borrower”), each Subsidiary Guarantor party hereto, each Revolving Lender party hereto, each Issuing Bank Party hereto and Citicorp North America, Inc., as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”), which shall constitute the Tenth Amendment (this “Tenth Amendment”) to the Second Amended and Restated Credit Agreement, dated as of June 30, 2016 (as amended by the First Amendment Agreement, dated as of January 24, 2017, the Second Amendment Agreement, dated as of March 21, 2018, the Third Amendment Agreement, dated as of May 7, 2018, the Joinder Agreement, dated as of November 8, 2018, the Fourth Amendment, dated as of May 28, 2019, the Fifth Amendment Agreement, dated as of August 20, 2020, the Sixth Amendment, dated as of February 14, 2023, the Seventh Amendment, dated as of March 13, 2023, the Eighth Amendment, dated as of April 16, 2024, the Ninth Amendment, dated as of April 22, 2024, and as further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the Amendment Effective Date (as defined below), the “Credit Agreement”, and the Credit Agreement, as amended by this Tenth Amendment, the “Amended Credit Agreement”), among, inter alios, the Borrower, the Lenders and Issuing Banks from time to time party thereto, the Administrative Agent and the Collateral Agent.

RECITALS

A.            Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement or Amended Credit Agreement, as applicable.

B.            The Borrower, the Administrative Agent, the Collateral Agent and the Revolving Lenders and the Issuing Banks party hereto, among others, are party to the Credit Agreement.

C.            The Borrower has requested that the Credit Agreement be amended, and the Revolving Lenders and the Issuing Banks party hereto have agreed to amend the Credit Agreement, to (i) extend the Tranche C Revolving Termination Date to the fifth anniversary of the Amendment Effective Date (as defined below) and (ii) make certain other changes thereto, in each case, as more fully set forth herein and on the terms, and subject to the conditions, set forth herein and in the Amended Credit Agreement.

D.            Upon executing and delivering a signature page to this Tenth Amendment, each of the Revolving Lenders and Issuing Banks party hereto will, by the fact of such execution and delivery, be deemed, upon the Amendment Effective Date, to have irrevocably agreed to the terms of this Tenth Amendment and the Amended Credit Agreement on the terms, and subject to the conditions, set forth herein and in the Amended Credit Agreement.

E.             Upon executing and delivering a signature page to this Tenth Amendment, each of the Administrative Agent and the Collateral Agent will, by the fact of such execution and delivery, be deemed, upon the Amendment Effective Date, to have irrevocably agreed to the terms of this Tenth Amendment and the Amended Credit Agreement on the terms, and subject to the conditions, set forth herein and in the Amended Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Article I

amendmentS TO CREDIT AGREEMENT

Section 1.1         Amendments to Credit Agreement.

(a)           Subject to the satisfaction of the conditions set forth in Section 3.1 hereof, effective as of the Amendment Effective Date, the Administrative Agent, the Collateral Agent and each Revolving Lender and Issuing Bank party hereto (which collectively constitute all of the Revolving Lenders and Issuing Banks under the Credit Agreement immediately prior to giving effect to the Amendment Effective Date) agree that the Credit Agreement shall hereby be amended as follows:

(i)            The definition of “Tranche C Revolving Termination Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Tranche C Revolving Termination Date” shall mean the earlier of (x) the date on which all Tranche C Revolving Commitments are terminated and (y) October 30, 2029.

(ii)           The definition of “Business Day” appearing in Section 1.01 of the Credit Agreement is hereby amended by (A) deleting “.” appearing at the end of such definition and (B) inserting the following new text at the end of such definition:

“provided, further, that when used in connection with a Canadian Base Rate Loan (including with respect to all notices and determinations in connection therewith and any payments of principal, interest or other amounts thereon), the term “Business Day” shall also exclude any day on which commercial banks in Toronto, Ontario are authorized or required by law to close.”

(iii)           The definition of “Compliance Period” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Compliance Period” shall mean a four fiscal quarter period if as of the last day of such four fiscal quarter period, the sum of (a) the aggregate outstanding principal amount of all Revolving Loans and (b) the stated amount of all issued and outstanding Letters of Credit (excluding (x) undrawn Letters of Credit in an aggregate amount up to $400,000,000 and (y) cash collateralized or backstopped Letters of Credit) exceeds 35% of the Total Revolving Commitment.

(iv)           Section 1.01 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order:

“Tenth Amendment” shall mean the Tenth Amendment to Second Amended and Restated Credit Agreement, dated as of the Tenth Amendment Effective Date, among the Borrower, each Subsidiary Guarantor, the Administrative Agent, the Collateral Agent and each Revolving Lender and each Issuing Bank Party thereto, pursuant to which such Revolving Lenders and Issuing Banks consented to the extension to the Tranche C Revolving Termination Date and certain other matters set forth therein.

“Tenth Amendment Effective Date” shall mean October 30, 2024.

2

(v)           Section 2.03 of the Credit Agreement is hereby amended by amending and restating clause (c) appearing in such Section as follows:

“(c) in the case of a Canadian Base Rate Borrowing, not later than 11:00 a.m., New York City time, one Business Day before a proposed Borrowing (or such later time as the Administrative Agent may reasonably agree)”

(vi)          Section 2.06(a) of the Credit Agreement is hereby amended by amending and restating clause (y) appearing in such Section as follows:

“(y) the outstanding Loans comprising each Canadian Base Rate Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Canadian Base Rate is determined by reference to clause (a) of the definition thereof and over a year of 360 days when the Canadian Base Rate is determined by reference to clause (b) of the definition thereof) at a rate per annum equal to the Canadian Base Rate plus the Applicable Margin.”

(vii)         Section 3.01 of the Credit Agreement is hereby amended by deleting the text “Section 4.2(b) of the Eighth Amendment” appearing therein and inserting the following new text “Section 3.2 of the Tenth Amendment” in lieu thereof.

(b)           Subject to the occurrence of the Amendment Effective Date, effective as of the first date on which the Majority Term Lenders as of such date (or, with respect to clause (vii) below, all Term Lenders as of such date) have provided their consent to the amendments to the Credit Agreement set forth in clauses (i) through (vii) below (such date, the “Term Loan Amendment Effective Date”), the Administrative Agent, the Collateral Agent and each Revolving Lender and Issuing Bank party hereto (which collectively constitute all of the Revolving Lenders and Issuing Banks under the Credit Agreement immediately prior to giving effect to the Amendment Effective Date) hereby agree as of the Amendment Effective Date that the Credit Agreement shall be automatically amended as of the Term Loan Amendment Effective Date (without any further action or consent by any Person) as follows:

(i)            Sections 3.08, 3.19(a), 5.09(a), 5.09(c) and 9.25(b) of the Credit Agreement are hereby amended by deleting the text “clause (g) of the definition thereof” appearing in each such Section and inserting the following text in lieu thereof “clauses (g) and (o) of the definition thereof”.

(ii)            Sections 5.09(a) of the Credit Agreement is hereby amended by deleting the text “promptly (and, in any event, (A) with respect to any Deposit Account, Securities Account or Commodities Account, within the time period set forth in (and in all cases subject to) the second paragraph of Section 5.10 applicable to such Deposit Account, Securities Account or Commodities Account and (B) with respect to any other Collateral or any other property or asset which becomes Collateral, within 20 Business Days following the date of such acquisition or designation, or in each case, such longer period as consented to by the Administrative Agent in its sole discretion)” appearing in such Section and inserting the following text in lieu thereof:

“(A) with respect to any Deposit Account, Securities Account or Commodities Account, within the time period set forth in (and in all cases subject to) the second paragraph of Section 5.10 applicable to such Deposit Account, Securities Account or Commodities Account and (B) with respect to any other Collateral or any other property or asset which becomes Collateral, within 60 days following the date of such acquisition or designation, or in each case, such longer period as consented to by the Administrative Agent in its sole discretion”

3

(iii)           Sections 5.09(b) of the Credit Agreement is hereby amended by deleting (A) the text “60-day period” appearing in the last sentence of such Section and inserting the following text in lieu thereof “90-day period (or such longer period as consented to by the Administrative Agent in its sole discretion)” and (B) the text “promptly (and, in any event, subject to the last sentence of this Section 5.09(b), within 60 days following the date of such acquisition or such longer period as consented to by the Administrative Agent in its sole discretion)” appearing in such Section and inserting the following text in lieu thereof:

“subject to the last sentence of this Section 5.09(b), within 90 days following the date of such acquisition or such longer period as consented to by the Administrative Agent in its sole discretion”

(iv)            Sections 5.09(c) and (d) of the Credit Agreement are hereby amended by deleting the text “promptly (and, in any event, within 20 Business Days following such creation or the date of such acquisition or such longer period as consented to by the Administrative Agent in its sole discretion)” appearing in each such Section and inserting the following text in lieu thereof:

“within 60 days following such creation or the date of such acquisition or such longer period as consented to by the Administrative Agent in its sole discretion”

(v)           Section 6.01(b) of the Credit Agreement is hereby amended by (A) deleting the word “and” appearing at the end of clause (xxvi) thereof, (B) deleting “.” appearing at the end of clause (xxvii) thereof and inserting the text “; and” in lieu thereof and (C) inserting the following new clause (xxviii) immediately following such clause (xxvii) at the end of such Section:

“(xxviii) the incurrence of Indebtedness (or any guarantee thereof) by the Borrower and/or any Restricted Subsidiary that is not a Subsidiary Guarantor (including any Excluded Project Subsidiary) in an aggregate principal amount not to exceed $250,000,000 for the purposes of financing the construction or upgrade of gas turbine power generating facilities located in Texas.”

(vi)          Section 6.04(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

When the aggregate amount of Net Proceeds from Asset Sales received after the Closing Date (other than Excluded Proceeds) that are not applied or invested as provided in this Section 6.04 (including pursuant to Section 6.04(c)(i)) exceeds, in any Fiscal Year, individually for each such Asset Sale, the greatest of (x) $200,000,000, (y) 0.75% of Total Assets and (z) 6.0% of Consolidated Cash Flow for the most recently ended Test Period or, in an aggregate for all such Asset Sales, the greatest of (x) $400,000,000, (y) 1.60% of Total Assets and (z) 12.0% of Consolidated Cash Flow for the most recently ended Test Period (the aggregate amount of such Net Proceeds that exceeds such amounts, being “Excess Proceeds”), the Borrower will make a mandatory prepayment of Term Loans pursuant to and in accordance with the terms of Section 2.13(a) in an amount equal to the Applicable Prepayment Event Percentage of all such Excess Proceeds received.

4

(vii)         Section 9.08(d) of the Credit Agreement is hereby amended and restated its entirety as follows:

Each Lender grants (i) to the Administrative Agent the right (with the prior written consent of the Borrower) to purchase all, or all of any Class, of such Lender’s Commitments and Loans owing to it and any related promissory notes held by it and all its rights and obligations hereunder and under the other Loan Documents and (ii) to the Borrower the right to (A) repay all, or all of any Class, of such Lender’s Loans owing to it and any related promissory notes held by it on a non-pro rata basis or (B) cause an assignment of all, or all of any Class, of such Lender’s Commitments and Loans owing to it and any related promissory notes held by it and all its rights and obligations hereunder and under the other Loan Documents to one or more eligible assignees pursuant to Section 9.04, which right, in each case of clauses (i), (ii)(A) and (ii)(B) above, may be exercised by the Administrative Agent or the Borrower, as the case may be, if such Lender (a “Non-Consenting Lender”) refuses to execute any amendment, modification, termination, waiver or consent to this Agreement; provided that, such Non-Consenting Lender shall receive in connection with such repayment, purchase or assignment, as applicable, payment equal to the aggregate amount of outstanding Loans owed to such Lender, together with all accrued and unpaid interest, fees and other amounts (other than indemnification and other contingent obligations that expressly survive pursuant to the terms of any Loan Document, in each case, not then due and payable) owed to such Lender under the Loan Documents at such time; and provided, further, that any such assignee under clauses (i) and (ii)(B) above shall agree to such amendment, modification, termination, waiver or consent. Each Lender agrees that, if the Administrative Agent or the Borrower, as the case may be, exercises its option under clauses (i) and (ii)(B) of this Section 9.08(d), such Lender shall promptly, after receipt of written notice of such election, execute and deliver all documentation necessary to effectuate such assignment in accordance with Section 9.04 (including an Assignment and Assumption duly executed by such Lender with respect to such assignment). In the event that a Lender does not comply with the requirements of the immediately preceding sentence within one Business Day after receipt of such notice, the Borrower shall be entitled (but not obligated), and such Lender authorizes, directs and grants an irrevocable power of attorney (which power is coupled with an interest) to the Borrower, to execute and deliver, on behalf of such Lender as assignor, all documentation necessary to effectuate such assignment in accordance with Section 9.04 (including an Assignment and Assumption duly executed by such Lender with respect to such assignment) in the circumstances contemplated by this Section 9.08(d) and any documentation so executed and delivered by the Borrower shall be effective for all purposes of documenting an assignment pursuant to and in accordance with Section 9.04.

Article II

REPRESENTATIONS AND WARRANTIES.

Section 2.1         To induce the Administrative Agent, the Collateral Agent and each Revolving Lender and each Issuing Bank party hereto to enter into this Tenth Amendment, the Borrower and each Subsidiary Guarantor represent and warrant to the Administrative Agent, the Collateral Agent and each such Revolving Lender and Issuing Bank that, as of the Amendment Effective Date:

(a)  Each of the Borrower and the Subsidiary Guarantors has all requisite power and authority, and the legal right, to enter into this Tenth Amendment, and to carry out the transactions contemplated by, and perform its obligations under, this Tenth Amendment, the Amended Credit Agreement and the other Loan Documents.

5

(b)  This Tenth Amendment has been duly authorized, executed and delivered by the Borrower and each Subsidiary Guarantor. This Tenth Amendment and the Amended Credit Agreement (i) constitute the Borrower’s and, with respect to this Tenth Amendment only, each Subsidiary Guarantor’s legal, valid and binding obligation, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect affecting creditors’ rights generally and (including with respect to specific performance) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and to the discretion of the court before which any proceeding therefor may be brought, (ii) will not violate (A) any applicable provision of any material law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary Guarantor, (B) any order of any Governmental Authority or arbitrator or (C) after giving effect to the transactions contemplated by this Tenth Amendment, any provision of any indenture or any material agreement or other material instrument to which the Borrower or any Subsidiary Guarantor is a party or by which any of them or any of their property is or may be bound, (iii) after giving effect to the transactions contemplated by this Tenth Amendment, will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture or material agreement or other material instrument and (iv) will not result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any other Loan Party (other than Liens created under the Security Documents).

(c)  No action, consent or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority is or will be required in connection with this Tenth Amendment or the Amended Credit Agreement except for (i) the filing of UCC financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, if any, (ii) recordation of modifications of the Mortgages, if any, (iii) actions specifically described in Section 3.19 of the Credit Agreement or any of the Security Documents, if any, (iv) any immaterial actions, consents, approvals, registrations or filings or (v) such as have been made or obtained and are in full force and effect.

(d)  The representations and warranties set forth in the Amended Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof.

Article III

CONDITIONS TO EFFECTIVENESS OF THIS TENTH AMENDMENT; CONDITIONS SUBSEQUENT.

Section 3.1         This Tenth Amendment (other than Section 1.1(b) hereof, which shall become effective in accordance with the terms thereof) shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions has been satisfied:

(a)  the Administrative Agent shall have received duly executed and delivered counterparts of this Tenth Amendment that, when taken together, bear the signatures of the Borrower, all Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and each Revolving Lender and Issuing Bank (which collectively shall constitute all of the Revolving Lenders and Issuing Banks under the Credit Agreement immediately prior to giving effect to the Amendment Effective Date);

6

(b)  (i) the representations and warranties set forth in Article III of the Amended Credit Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof, and (ii) at the time of and immediately after giving effect to this Tenth Amendment on the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing;

(c)  the Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date, duly executed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in Section 3.1(b)  above;

(d)  the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been reasonably requested by the Administrative Agent or any Revolving Lender;

(e)  the Administrative Agent and the Lead Arrangers (as defined below) shall have received, to the extent invoiced, reimbursement or other payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document or other agreement with the Borrower relating thereto;

(f)  each Revolving Lender shall have received, for its own account, an amendment fee equal to 0.075% of the aggregate dollar amount of its Tranche C Revolving Commitments as of the Amendment Effective Date; and

(g)  with respect to each Mortgaged Property required to be insured pursuant to the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, and the regulations promulgated thereunder, because it is located in an area which has been identified by the Secretary of Housing and Urban Development as a “special flood hazard area,” the Borrower or the applicable Subsidiary Guarantor shall have delivered to the Administrative Agent (i) a policy of flood insurance that covers such Mortgaged Property and is written in an amount reasonably satisfactory to the Administrative Agent, (ii) a “life of loan” standard flood hazard determination with respect to such Mortgaged Property and (iii) a confirmation that the Borrower or such Subsidiary Guarantor has received the notice requested pursuant to Regulation H.

Section 3.2         Within 60 days after the Amendment Effective Date (or such later date as may be acceptable to the Administrative Agent in its reasonable discretion), the Borrower shall use commercially reasonable efforts to deliver, or cause to be delivered, to the Administrative Agent a certificate from the York State Department of Taxation and Finance reflecting the payment of all franchise taxes and the filing of all franchise tax returns by (I) ACE Energy, Inc., (II) Gateway Energy Services Corporation, (III) NRG Curtailment Solutions, Inc. and (IV) XOOM Energy New York, LLC.

7

Article IV

EFFECT OF AMENDED CREDIT AGREEMENT.

Section 4.1         Except as expressly set forth herein or in the Amended Credit Agreement, neither this Tenth Amendment nor the Amended Credit Agreement shall by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Issuing Banks under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Amended Credit Agreement or any other provision of the Credit Agreement, the Amended Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower, any Subsidiary Guarantor or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

Section 4.2         On the Amendment Effective Date, the provisions of this Tenth Amendment and the Amended Credit Agreement will become effective and binding upon, and enforceable against, the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent, each Revolving Lender and each Issuing Bank. Upon and after the execution of this Tenth Amendment by each of the parties hereto, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, herein,” “hereinafter,” “hereto,” “hereof” and words of like import referring to the Amended Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

Section 4.3         This Tenth Amendment shall constitute a Loan Document for all purposes under the Amended Credit Agreement and shall be administered and construed pursuant to the terms of the Amended Credit Agreement.

Article V

MISCELLANEOUS

Section 5.1         Counterparts. This Tenth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Article V. Delivery of an executed signature page to this Tenth Amendment by electronic transmission (including “.pdf”) shall be as effective as delivery of a manually signed counterpart of this Tenth Amendment. The words “execution,” “execute”, “signed,” “signature,” “delivery,” and words of like import in or relating to this Tenth Amendment and any document to be signed in connection with this Tenth Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

8

Section 5.2         Applicable Law; Notices; Waiver of Jury Trial; Severability; Jurisdiction; Consent to Service of Process; Waivers. THIS TENTH AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE, PROCEEDING OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS TENTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Sections 9.07, 9.11 and 9.15 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 5.3         Headings. Headings used herein are for convenience of reference only, are not part of this Tenth Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Tenth Amendment.

Section 5.4         Reaffirmation. The parties hereto acknowledge and agree that (i) this Tenth Amendment and any other Loan Document or other document or instrument executed and delivered in connection herewith do not constitute a novation or termination of the Guaranteed Obligations of the Borrower and the Subsidiary Guarantors as in effect prior to the Amendment Effective Date and (ii) such Guaranteed Obligations are in all respects continuing (as amended by this Tenth Amendment) with only the terms thereof being modified to the extent provided in this Tenth Amendment. Each of the Borrower and the Subsidiary Guarantors hereby consents to the entering into of this Tenth Amendment and each of the transactions contemplated hereby, confirms its respective guarantees, pledges, grants of security interests, Liens and other obligations, as applicable, under and subject to the terms of the Security Documents to which it is a party and each of the other Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Tenth Amendment or any of the transactions contemplated hereby, such guarantees, pledges, grants of security interests, Liens and other obligations, and the terms of each of the other Security Documents to which it is a party and each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Guaranteed Obligations, as amended, reaffirmed and modified pursuant to this Tenth Amendment or any of the transactions contemplated thereby.

Section 5.5         Arrangers. Pursuant to the terms of that certain Second Amended and Restated Engagement Letter, dated as of October 21, 2024 (the “Engagement Letter”) between, among others, the Borrower and Citi (as defined below), the Borrower has appointed each of Citi, Goldman Sachs Bank USA, Mizuho Bank, Ltd., Truist Securities, Inc., Barclays Bank PLC, BNP Paribas Securities Corp., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., MUFG Bank, Ltd., BofA Securities, Inc., JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc., Sumitomo Mitsui Banking Corporation, Banco Santander, S.A., New York Branch, BMO Capital Markets Corp., Royal Bank of Canada and KeyBanc Capital Markets Inc. to act as a joint lead arranger and joint bookrunner (collectively, the “Lead Arrangers”) with respect to this Tenth Amendment and the transactions contemplated hereby, in each case, with the rights and privileges afforded to “Lead Arrangers” under and as defined in the Engagement Letter and “Arrangers” under and as defined in Amended Credit Agreement. For the purposes of this Section 5.5, “Citi” shall mean Citigroup Global Markets Inc., Citibank, N.A., Citigroup USA, Inc., Citicorp North America, Inc. and/or any of their affiliates as Citi shall determine to be appropriate to provide the services contemplated the Engagement Letter.

[Signature pages follow]

9

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed by their respective officers as of the day and year first above written.

BORROWER:

NRG ENERGY, INC.

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

The Guarantors:

ASTORIA GAS TURBINE POWER LLC
DUNKIRK POWER LLC
ENERGY CHOICE SOLUTIONS LLC
HUNTLEY POWER LLC
INDIAN RIVER POWER LLC
NORWALK POWER LLC
NRG CEDAR BAYOU DEVELOPMENT COMPANY, LLC
NRG DISTRIBUTED ENERGY RESOURCES HOLDINGS LLC
NRG ECOKAP HOLDINGS LLC
NRG ENERGY SERVICES GROUP LLC
NRG HQ DG LLC
NRG INTERNATIONAL LLC
NRG RETAIL LLC
NRG ROCKFORD ACQUISITION LLC
NRG WEST COAST LLC
Meriden Gas Turbines LLC
SOMERSET POWER LLC
VIENNA POWER LLC

By:	NRG ENERGY, INC., as Sole Member

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

Ace Energy, Inc.
Allied Home Warranty GP LLC
Allied Warranty LLC
Cabrillo Power I LLC
Cabrillo Power II LLC
Cirro Energy Services, Inc.
Cirro Group, Inc.
Direct Energy Business, LLC
Eastern Sierra Energy Company LLC
El Segundo Power, LLC
El Segundo Power II LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

Energy Plus Holdings LLC
Energy Plus Natural Gas LLC
Everything Energy LLC
Forward Home Security, LLC
GCP Funding Company, LLC
Green Mountain Energy Company
Independence Energy Alliance LLC
Independence Energy Group LLC
Independence Energy Natural Gas LLC
Indian River Operations Inc.
NEO Corporation
New Genco GP, LLC
NRG Affiliate Services Inc.
NRG Arthur Kill Operations Inc.
NRG Cabrillo Power Operations Inc.
NRG California Peaker Operations LLC
NRG Controllable Load Services LLC
NRG Curtailment Solutions, Inc.
NRG Dispatch Services LLC
NRG Distributed Generation PR LLC
NRG Dunkirk Operations Inc.
NRG El Segundo Operations Inc.
NRG Generation Holdings Inc.
NRG Home & Business Solutions LLC
NRG Home Services LLC
NRG Home Solutions LLC
NRG Home Solutions Product LLC
NRG Homer City Services LLC
NRG Huntley Operations Inc.
NRG Identity Protect LLC
NRG Mextrans Inc.
NRG Norwalk Harbor Operations Inc.
NRG Portable Power LLC
NRG Protects Inc. (formerly known as Home Warranty of America Inc.)
NRG Saguaro Operations Inc.
NRG Security LLC
NRG SimplySmart Solutions LLC
NRG Texas Gregory LLC
NRG Texas Holding Inc.
NRG Texas LLC
NRG Texas Power LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

NRG Warranty Services LLC
NRG Western Affiliate Services Inc.
Reliant Energy Northeast LLC
Reliant Energy Power Supply, LLC
Reliant Energy Retail Holdings, LLC
Reliant Energy Retail Services, LLC
RERH Holdings, LLC
Saguaro Power LLC
SGE Energy Sourcing, LLC
SGE Texas Holdco, LLC
Somerset Operations Inc.
Stream Energy Columbia, LLC
Stream Energy Delaware, LLC
Stream Energy Illinois, LLC
Stream Energy Maryland, LLC
Stream Energy New Jersey, LLC
Stream Energy New York, LLC
Stream Energy Pennsylvania, LLC
Stream Georgia Gas SPE, LLC
Stream Ohio Gas & Electric, LLC
Stream SPE GP, LLC
Texas Genco GP, LLC
Texas Genco Holdings, Inc.
Texas Genco LP, LLC
US Retailers LLC
Vienna Operations Inc.
WCP (Generation) Holdings LLC
West Coast Power LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

AWHR America’s Water Heater Rentals, L.L.C.
Bounce Energy, Inc.
NRG Business Marketing LLC
Direct Energy Connected Home US Inc.
Direct Energy GP, LLC
Direct Energy HoldCo GP LLC
Direct Energy Leasing, LLC
Direct Energy Marketing Inc.
Direct Energy Operations, LLC
Direct Energy Services, LLC
Direct Energy US Holdings Inc.
First Choice Power, LLC
Gateway Energy Services Corporation
Home Warranty Holdings Corp.
RSG Holding Corp.

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President

XOOM British Columbia Holdings, LLC
XOOM Energy California, LLC
XOOM Energy Delaware, LLC
XOOM Energy New York, LLC
XOOM Energy Texas, LLC
XOOM Energy Connecticut, LLC
XOOM Energy Georgia, LLC
XOOM Energy Illinois, LLC
XOOM Energy Indiana, LLC
XOOM Energy Kentucky, LLC
XOOM Energy Maine, LLC
XOOM Energy Maryland, LLC
XOOM Energy Massachusetts, LLC
XOOM Energy Michigan, LLC
XOOM Energy New Hampshire, LLC
XOOM Energy New Jersey, LLC
XOOM Energy Ohio, LLC
XOOM Energy Pennsylvania, LLC
XOOM Energy Rhode Island, LLC
XOOM Energy Virginia, LLC
XOOM Energy Washington D.C., LLC
By:	XOOM Energy, LLC, as sole member

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

XOOM Ontario Holdings, LLC
XOOM Energy Global Holdings, LLC
XOOM Alberta Holdings, LLC
XOOM ENERGY, LLC
XOOM SOLAR, LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

CPL Retail Energy L.P.
WTU Retail Energy L.P.
By:	Direct Energy HoldCo GP LLC, its General Partner

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

Direct Energy, LP
By:	Direct Energy GP, LLC, its General Partner

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President

TEXAS GENCO SERVICES, LP
By:	New Genco GP, LLC, its General Partner

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

Stream SPE, Ltd.
By:	Stream SPE GP, LLC, its General Partner

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President & Treasurer

NRG CONSTRUCTION LLC
NRG ENERGY SERVICES LLC
NRG MAINTENANCE SERVICES LLC
NRG RELIABILITY SOLUTIONS LLC

By:	/s/ Linda Weigand
Name:	Linda Weigand
Title:	Treasurer

ENERGY ALTERNATIVES WHOLESALE, LLC
NRG OPERATING SERVICES, INC.

By:	/s/ Shawnie McBride
Name:	Shawnie McBride
Title:	Vice President

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

CITICORP NORTH AMERICA, INC., as
Administrative Agent and Collateral Agent

By:	/s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director/Vice President

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

CITICORP NORTH AMERICA, INC., as a Revolving Lender and Issuing Bank

By:	/s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director/Vice President

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Revolving Lender

By:	/s/ Dana Siconolfi
Name: Dana Siconolfi
Title: Authorized Signatory

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

MIZUHO BANK LTD., as a Revolving Lender

By:	/s/ Edwards Sacks
Name: Edwards Sacks
Title: Managing Director

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

TRUIST BANK, as a Revolving Lender

By:	/s/ Justin Lien
Name: Justin Lien
Title: Director

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

BARCLAYS BANK PLC, as a Revolving Lender and Issuing Bank

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

BNP PARIBAS, as a Revolving Lender and Issuing Bank

By:	/s/ Francis Delaney
Name: Francis Delaney
Title: Managing Director

By:	/s/ Andrew Pimenov
Name: Andrew Pimenov
Title: Vice President

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Revolving Lender

By:	/s/ Andrew Sidford
Name: Andrew Sidford
Title: Managing Director

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Revolving Lender and Issuing Bank

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By:	/s/ Suzan Onal
Name: Suzan Onal
Title: Director

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

MUFG BANK, LTD., as a Revolving Lender

By:	/s/ Hazuki Watanabe
Name: Hazuki Watanabe
Title: Vice President

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Revolving Lender and Issuing Bank

By:	/s/ Christopher J. Heitker
Name: Christopher J. Heitker
Title: Director

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Revolving Lender and Issuing Bank

By:	/s/ Santiago Gascon
Name: Santiago Gascon
Title: Vice President

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Revolving Lender and Issuing Bank

By:	/s/ Michael King
Name: Michael King
Title: Vice President

MORGAN STANLEY BANK, N.A.,
as a Revolving Lender and Issuing Bank

By:	/s/ Michael King
Name: Michael King
Title: Vice President

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Revolving Lender

By:	/s/ Alkesh Nanavaty
Name: Alkesh Nanavaty
Title: Executive Director

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

BANCO SANTANDER, S.A., NEW YORK BRANCH,
as a Revolving Lender

By:	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By:	/s/ Michael Leonardos
Name: Michael Leonardos
Title: Executive Director

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

BANK OF MONTREAL, as a Revolving Lender and Issuing Bank

By:	/s/ Michael Cummings
Name: Michael Cummings
Title: Managing Director

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Revolving Lender and Issuing Bank

By:	/s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Renee M. Bonnell
Name: Renee M. Bonnell
Title: Senior Vice President

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]

NATIXIS, NEW YORK BRANCH,
as a Revolving Lender and Issuing Bank

By:	/s/ Yash Anand
Name: Yash Anand
Title: Managing Director

By:	/s/ Jake Reinbolt
Name: Jake Reinbolt
Title: Associate

[Signature Page to Tenth Amendment to Second Amended and Restated Credit Agreement]